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                                                                 EXHIBIT 10.31.5

                         REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (the "Agreement") dated this 17th day of November, 1997, is by and between BIKERS DREAM, INC., a California corporation (the "Company"), and SIRROM CAPITAL CORPORATION d/b/a TANDEM CAPITAL, a Tennessee corporation (the "Holder"). Capitalized terms not otherwise defined shall have the meanings assigned by Section 11.

                              W I T N E S S E T H:

        WHEREAS, the Company and the Holder have entered into a certain Loan Agreement (the "Loan Agreement") of even date herewith that provides for, among other things, the Company to grant to Holder certain registration rights with respect to shares of the Company's common stock, no par value (the "Common Stock"), as set forth herein;

        NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Demand Registration.

               1.1 Demand Rights. At any time on or after the earlier of (i) March 31, 1998, or (ii) the date of the Company's 1997 audited financial statements (which date shall be the date of the accompanying letter of the Company's independent accountants) and during the term of this Agreement, if the holders of at least 25% of the Registrable Securities outstanding ("Initiating Holders") request in writing (a "Demand Request") that the Company register an offering of Registrable Securities under the Securities Act of 1933, as amended (the "Securities Act") by underwriters selected by the Initiating Holders, subject to the approval of the Company which approval shall not be unreasonably withheld, with anticipated gross offering proceeds of at least $200,000 (or such lesser amount, at least $100,000, sufficient to register the public sale of all remaining Registrable Securities), the Company shall:

                    (i) promptly give Notice of the Demand Request to all other holders of Registrable Securities; and

                    (ii) use its best efforts to effect the registration and sale of such Registrable Securities, together with all other Registrable Securities specified in any written request received by the Company within 20 days after the date of the Notice of Demand Request, in accordance with the intended method of disposition thereof, and in accordance with the procedures set forth in Section 6.

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Provided, that if a Demand Request is made, the Company may at its option repurchase all but not less than all of the Registrable Securities covered by such Demand Request, at a purchase price per share equal to the Fair Market Value (as defined in the Loan Agreement) of the Company's Common Stock on the trading day immediately preceding the closing date for the repurchase. The Company shall give written notice of its exercise of the option within 10 days after receipt of such Demand Request. The notice shall specify (i) a closing date not more than 30 days after the date of the notice, and (ii) the place of closing. The repurchase price shall be paid at the closing to the Initiating Holders, against delivery of certificates representing the Registrable Securities, by wire transfer of immediately available funds.

               1.2 Number of Demand Registrations. The holders of registration rights under this Agreement shall be entitled to request an aggregate of five registrations of Registrable Securities pursuant to this Section 1; and the Company shall pay all Registration Expenses in connection with each such registration request. The Company shall not be required to effect more than one registration pursuant to Section 1.1 in any twelve month period. A registration shall not count towards the maximum of five registration requests held by the Holder hereunder unless the registration statement for such requested registration has become effective and an offering closed in which all Registrable Securities requested to be included in such registration by the Initiating Holders shall have been sold. Provided, however, that the Company in any event shall pay all Registration Expenses in connection with any requested registration whether or not the registration statement becomes effective (unless the failure to become effective is such as to require the Initiating Holders to pay all Registration Expenses for such aborted or withdrawn registration pursuant to Section 4 below, in which case (i) such Initiating Holders shall reimburse the Company for all such Registration Expenses incurred and paid by the Company in connection with such registration, and (ii) such withdrawn request shall not count as a requested registration hereunder). Further provided, that if (i) the Initiating Holders withdraw from or abort more than one registration in any consecutive 12-month period, and (ii) the Initiating Holders are required to pay Registration Expenses pursuant to Section 4 for more than one such withdrawn or aborted registration, only one such registration shall not be counted.

               1.3 Other Securities and Priority. The registration statement filed pursuant to the Demand Request may, subject to the prior written consent of the Initiating Holders, include other securities of the Company, provided that all Registrable Securities for which the Initiating Holders have requested registration shall be covered by such registration statement and sold in such offering before any such other securities are included and sold.

               1.4 Limitations. The Company shall not be obligated to effect, or to take any action to effect, any demand registration:

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                        (i) in any jurisdiction in which the Company would be
required to execute a general consent to service of process, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                        (ii) during the period beginning 45 days prior to the Company's good faith estimate of the date of filing of, and ending 180 days after the effective date of, a Company- initiated registration, provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                        (iii) if the Initiating Holders propose to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 3 hereof.

               1.5 Deferral of Registration. If in the good faith judgment of the Board of Directors of the Company, the filing of a registration statement as soon as practicable after receipt of the Demand Request would be materially detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is advisable to defer the filing of such registration statement at such time, in which case the Company shall furnish to the Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company for such registration statement to be filed in the near future and that it is advisable to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the Demand Request of the Initiating Holders, provided that the Company shall not defer its obligations in this manner for more than an aggregate of 120 days in any twelve-month period, and provided further that the Initiating Holders shall be entitled to withdraw the request for registration within 30 days after receipt of such certificate and, if such request is withdrawn, such registration shall not count as a requested registration hereunder and the Company shall pay all Registration Expenses incurred in connection with such withdrawn registration request.

               1.6 Underwriting. The right of any other holders of Registrable Securities to join in a request for registration shall be conditioned upon such holders' participation in such registration on the same terms as the Initiating Holders (unless otherwise agreed by a majority in interest of the Initiating Holders).

               1.7 Inclusion of Other Securities. In any demand registration, if the Company shall request inclusion of securities to be sold for its own account, or if other persons entitled to incidental registrations shall request inclusion in such registration, the Initiating Holders shall offer to include such securities in the underwriting and may condition such offer on the acceptance by the Company or such other persons of the provisions of this Agreement and the underwriting. The Company and all such other persons proposing to distribute securities through



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such underwriting shall enter into an underwriting agreement in customary form with the underwriters selected by a majority in interest of the Initiating Holders subject to the approval of the Company, which approval will not be unreasonably withheld.

        2. Piggyback Registration.

               2.1 Notice and Procedures. If the Company proposes to register under the Securities Act any of its Common Stock for sale to the public, either for its own account or for the account of other security holders (other than holders of Registrable Securities), the Company will:

                        (i) promptly give written notice thereof to each holder of Registrable Securities; and

                        (ii) use its best efforts to include in such registration and in any underwriting involved therein, all Registrable Securities specified in any written request from holders of Registrable Securities received by the Company within 15 days after such notice.

               2.2 Limitations. The provisions of this Section 2 shall not apply to any registration relating solely to employee benefit plans (as defined under Rule 405 of the Securities Act), or a registration relating solely to securities issued in connection with an acquisition or merger, or a registration on any registration form not available for registering the Registrable Securities for sale to the public or that does not permit secondary sales.

               2.3 Underwriting. The right of any holder of Registrable Securities to participate in a piggyback registration shall be conditioned upon such holder's agreement to enter into an underwriting agreement in customary form with the underwriters selected by the Company.

               2.4 Underwriters' Cutback. Notwithstanding any other provision of this Section 2, if the underwriters of any piggyback registration advise the Company of the need for an Underwriters' Cutback, the underwriters may (subject to the limitations set forth below) limit the number of Registrable Securities to be included in the registration and sold. The Company shall advise all holders of securities requesting registration of the Underwriters' Cutback, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 9.

               2.5 Other Provisions. If holders of Registrable Securities request participation in a piggyback registration, the provisions of Section 1.4 shall apply to such registration, and if the piggyback registration is for an underwritten offering, the provisions of Sections 1.6 and 1.7


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shall also apply to such registration. Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section
2 without incurring any liability to the holders of the Registrable Securities.

        3. Registration on Form S-3. After the Company has qualified for the use of Form S-3, and for so long as the Company continues to be so qualified, in addition to the rights contained in the foregoing provisions of this Agreement, the holders of the Registrable Securities shall have the right to request registrations on Form S-3 or any comparable or successor form. Each such request shall be in writing and shall state the anticipated number of shares of Registrable Securities to be disposed of, the anticipated gross proceeds of the offering, and the intended methods of disposition of such shares by such holders, including whether sales are to be made on a delayed or continuous basis pursuant to Rule 415. The Company shall not be obligated to effect any registration pursuant to this Section 3 if (i) the holders of Registrable Securities, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other shares of Common Stock (if any) on Form S-3 at an aggregate price to the public of less than $50,000, or (ii) the Company will be required to obtain an audit (other than for its normal year-end audit) for such registration to become effective. Sections 1.4(ii) and 1.5 shall apply to all requests for registration under this Section 3. The Company shall only be required to effect one registration of Registrable Securities pursuant to this
Section 3 in each calendar year.

        4. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement, shall be borne by the Company; provided, however, that a holder of Registrable Securities shall bear the Registration Expenses for any registration process begun pursuant to Section 1 and subsequently withdrawn by such holder, unless such withdrawal is based upon (i) material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Initiating Holders at the time of the request for registration under Section 1, or (ii) material adverse changes in the financial markets which result in a decline of at least 20 percent in the public market price for the Company's Common Stock from the date of the request to the date of such withdrawal. All Selling Expenses relating to securities registered pursuant to this Agreement shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.

        5. Holdback Agreements.

               5.1 By Holders. If requested in writing by the Company and the managing underwriter of an underwritten registered public offering under this Agreement by the Company of its Common Stock, the holders of Registrable Securities shall agree not to sell or otherwise transfer or dispose of any Common Stock of the Company held by such holders (other than those included in the registration statement) for a period not to exceed 180 days following the effective


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date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company, all other holders of the Registrable Securities, and all other holders of rights to registration of any other security of the Company, if they also register their shares in such offering, enter into similar agreements identical in terms to that of the holders of Registrable Securities.

               5.2 By Company. In connection with any underwritten registration, the Company shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 90-day period after the effective date of any underwritten registration pursuant to this Agreement.

        6. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will use its best efforts to effect the registration and sale of Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

               (i) prepare and file a registration statement with respect to such offering of Registrable Securities, and use its best efforts to cause such registration statement to become effective,

               (ii) notify each holder of Registrable Securities of the effectiveness of each registration statement hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days or until all Registrable Securities included in the registration have been sold, whichever occurs first, and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition the sellers thereof set forth in such registration statement;

               (iii) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

               (iv) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable


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such seller to consummate the disposition in such jurisdictions of the
Registrable Securities owned by such seller;

               (v) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make there statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

               (vi) cause all such Registrable Securities to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed; or, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11a2-1 of the Securities and Exchange Commission; or, if not so listed, to secure NASDAQ authorization for such Registrable Securities and to cause such securities to be listed for trading on the over-the-counter market and quoted on the National Association of Securities Dealers Electronic Bulletin Board;

               (vii) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

               (viii) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (not including effecting a stock split or combination of shares);

               (ix) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement, provided that any recipient of such records, documents or information executes such confidentiality agreement as the Company reasonably requests;

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               (x) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

               (xi) permit any holder of Registrable Securities which holder, in its reasonable judgment, might be deemed to be an underwriter or controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which (i) with respect to matters relating to such holder of Registrable Securities, should be included in the reasonable judgment of such holder and its counsel, and (ii) with respect to matters relating to the Company, should be included in the reasonable judgment of such holder, subject in the case of clause (ii) to the approval of the Company and any managing underwriter of the offering (which approval shall not be unreasonably withheld); and

               (xii) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities.

        7. Indemnification.

               7.1 By Company. The Company shall indemnify each holder of Registrable Securities, each of its officers, directors, employees, agents, and Affiliates, and each underwriter, and each of its officers, directors, employees, agents, and Affiliates, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus (including any related registration statement, notification, or the like) incident to any registration under this Agreement, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse such persons for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such holder or underwriter and stated to be specifically for use therein; provided, further, however, that the holders of Registrable Securities shall consent to such



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indemnity defense being conducted by counsel to the Company unless in the good faith opinion of counsel to Holder, Company's counsel will be unable to effectively defend such holders due to a conflict of interest, in which event, such defense may be conducted by counsel selected by the holders of a majority of the Registrable Securities provided that the Company will only be obligated to pay for the fees and expenses owing to one such counsel. It is agreed that the indemnity agreement contained in this Section shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld).

               7.2 By Holders. In connection with the registration or sale of shares of Registrable Securities pursuant to this Agreement, each holder whose Registrable Securities are included in such registration being effected under this Agreement, shall indemnify the Company, and each of its directors, officers, employees, agents, and Affiliates, and each underwriter, and each of its directors, officers, employees, agents, and Affiliates, against all claims losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement or prospectus, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement or prospectus, in reliance upon and in conformity with written information furnished to the Company by such holder of the Registrable Securities, and stated to be specifically for use therein; provided, however, that the obligations of such holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities if such settlement is effected without the prior written consent of such holder, which consent shall not be unreasonably withheld; and provided that in no event shall any indemnity under this Section 7.2 exceed the net amount of proceeds from the offering received by such holder.

               7.3 Procedure. Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party or parties required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be reasonably acceptable to the Indemnified Party. Failure to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this section to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the



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giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

               7.4 Contribution. If the indemnification provided for in this
Section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               7.5 Conflicting Provisions. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with a registration are in conflict with the foregoing provisions, the provisions of the underwriting agreement shall control.

        8. Information by Holder. Each holder of Registrable Securities shall furnish to the Company in writing such information regarding such holder and the distribution proposed by such holder as the Company or underwriters may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Agreement in order to assure compliance with federal and applicable state securities laws.

        9. Allocation of Registration Opportunities. In any circumstance in which all of the Registrable Securities and other outstanding shares of Common Stock of the Company (the "Other Shares") requested and entitled to be included in a demand registration cannot be so included as a result of limitations on the aggregate number of shares of Registrable Securities and Other Shares that may be so included, or in case of an Underwriters' Cutback, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the holders of Registrable Securities and other selling stockholders pro rata on the basis of the number of shares of Registrable Securities and Other Shares held by such holders and other selling stockholders, subject to the Company's being required to comply in good faith with contractual obligations outstanding as of the date of this Agreement which do not require the




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holders of Other Shares to agree to such pro rata allocation, but provided that if Registrable Securities are not allocated such pro rata participation such demand registration shall not be counted toward the maximum of five demand requests under Section 1.2. If any holder of Registrable Securities or other selling stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to this procedure, the remaining portion of his allocation shall be reallocated among those requesting holders of Registrable Securities and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares held by such holders and other selling stockholders, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the holders of Registrable Securities and other selling stockholders have been so allocated. Provided, however, the Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights or to include in that registration shares of stock issued to employees, officers, directors, or consultants pursuant to any Company stock option plan, and in such case all Registrable Securities covered by the registration shall be sold before any such other securities are sold.

        10. Survival of Rights. The right of any holder of Registrable Securities to request registration or inclusion in any registration pursuant to this Agreement shall terminate on the earlier of (i) such date as all shares of Registrable Securities held by Holder shall equal less than 25% of the outstanding Registrable Securities, or (ii) seven years from the date a Demand Request may first be made under Section 1.1.

        11. Definitions. As used herein,

               "Loan Agreement" means the Loan Agreement between the Company and Sirrom Capital Corporation d/b/a Tandem Capital dated November
_________________, 1997.

               "Holder" means any person who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance herewith.

               "Initiating Holders" means holders of the Registrable Securities who in the aggregate hold not less than 25 percent of the outstanding Registrable Securities.

               "Person" means an individual, corporation, partnership, limited liability company, joint venture, sole proprietorship, trust or other entity, business association or organization.

               "Register," "registered" and "registration" refers to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933 and


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applicable rules and regulations thereunder, and such other actions as may be required to cause such registration statement to become effective or with respect to registration, qualification or compliance under applicable state securities laws.

               "Registration Expenses" means all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, fees and disbursements of custodians, fees and disbursements of counsel for the Company and its independent certified public accountants, blue sky fees and expenses, and reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration, but shall not include Selling Expenses.

               "Registrable Securities" means shares of the Company's Common Stock issued or issuable (i) upon exercise of the Warrants, and (ii) as a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referred to in clause (i); provided, however, that shares shall cease to be Registrable Securities if and when (x) they are sold pursuant to Rule 144 under the Securities Act or a registration statement under the Securities Act, or (y) such shares are eligible for resale pursuant to Rule 144 under the Securities Act without regard to any volume limitations thereunder.

               "Rule 144" means Rule 144 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

               "Rule 145" means Rule 145 as promulgated by the SEC under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

               "Security" has the same meaning as in Section 2(1) of the Securities of 1933, as amended.

               "Selling Expenses" means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any stockholder (other than the fees and disbursements of one counsel for the holders of Registrable Securities, as selling stockholders, included in Registration Expenses).

               "Underwriters' Cutback" means a reduction in the number of shares to be included in any underwritten offering as the result of receipt of written notice from the representative(s) of the underwriters to the effect that the number of shares requested to be included in such registration exceeds the number which, in the representative's judgment, can be sold in an orderly manner in such offering within a price range acceptable to either the Company (in a primary


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registration) or the majority of the holders initially requesting such registration (in a secondary registration).

               "Warrants" means the Initial Warrant and the Additional Warrant issued by the Company to Holder pursuant to the Loan Agreement.

        12. Notice of Transfer. The registration rights granted to the Holder hereunder may be transferred to any transferee of not less than 100,000 shares (adjusted appropriately for stock splits, stock dividends and the like) of Registrable Securities; provided, however, that the registration rights of the Holder may be transferred to a wholly-owned subsidiary of the Holder without regard to the number of shares transferred. Each such permitted transferee must agree in a written instrument provided to the Company to be bound hereby and shall thereupon be deemed to be a "Holder" for purposes hereunder.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]




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

        IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed by their duly authorized officers as of the date first above written.

                                            BIKERS DREAM, INC.


                                            By: /s/ H. Rosenman
                                                --------------------------------
                                            Name:
                                                --------------------------------
                                            Title: CEO
                                                --------------------------------

                                            SIRROM CAPITAL CORPORATION
                                            d/b/a TANDEM CAPITAL


                                            By: /s/ Craig Macnab
                                                --------------------------------
                                            Name: Craig Macnab
                                                --------------------------------
                                            Title: Vice-President
                                                --------------------------------


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